EXHIBIT 4

WFMBS 04W - Price/Yield - A2        A10

Balance           $72,500,000.00    Delay             24
Coupon            4.4               Dated             10/1/2004
Settle            10/18/2004        First Payment     11/25/2004


    Price     18 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB      Yield
100.41406      3.388      3.840      3.559      3.275      2.989      2.702      2.415      2.121     Spread
100.41406        100        118        110         93         70         46         21         -6      Yield
100.42188      3.377      3.834      3.549      3.262      2.973      2.683      2.393      2.095     Spread
100.42188         99        118        110         91         69         44         18         -9      Yield
100.42969      3.365      3.827      3.539      3.249      2.957      2.664      2.371      2.070     Spread
100.42969         98        117        109         90         67         42         16        -11      Yield
100.43750      3.354      3.821      3.529      3.237      2.941      2.645      2.349      2.044     Spread
100.43750         97        116        108         89         65         40         14        -14      Yield
100.44531      3.342      3.814      3.520      3.224      2.925      2.626      2.326      2.019     Spread
100.44531         96        116        107         87         64         38         12        -16      Yield
100.45313      3.331      3.807      3.510      3.211      2.909      2.607      2.304      1.994     Spread
100.45313         95        115        106         86         62         37         10        -19      Yield
100.46094      3.319      3.801      3.500      3.198      2.893      2.587      2.282      1.968     Spread
100.46094         93        114        105         85         61         35          7        -21      Yield
100.46875      3.308      3.794      3.491      3.186      2.877      2.568      2.260      1.943     Spread
100.46875         92        114        104         84         59         33          5        -24      Yield
100.47656      3.296      3.788      3.481      3.173      2.862      2.549      2.238      1.918     Spread
100.47656         91        113        103         82         57         31          3        -27      Yield
100.48438      3.285      3.781      3.471      3.160      2.846      2.530      2.216      1.892     Spread
100.48438         90        112        102         81         56         29          1        -29      Yield
--------------------------------------------------------------------------------------------------------------
100.49219      3.273      3.775      3.462      3.147      2.830      2.511      2.194      1.867     Spread
100.49219         89        112        101         80         54         27         -1        -32      Yield
--------------------------------------------------------------------------------------------------------------
100.50000      3.262      3.768      3.452      3.134      2.814      2.492      2.172      1.842     Spread
100.50000         88        111        100         78         53         25         -4        -34      Yield
100.50781      3.250      3.761      3.442      3.122      2.798      2.473      2.149      1.816     Spread
100.50781         87        110         99         77         51         23         -6        -37      Yield
100.51563      3.238      3.755      3.433      3.109      2.782      2.454      2.127      1.791     Spread
100.51563         85        110         98         76         50         21         -8        -39      Yield
100.52344      3.227      3.748      3.423      3.096      2.766      2.435      2.105      1.766     Spread
100.52344         84        109         97         75         48         19        -10        -42      Yield
100.53125      3.215      3.742      3.414      3.083      2.750      2.416      2.083      1.741     Spread
100.53125         83        108         96         73         46         18        -13        -44      Yield
100.53906      3.204      3.735      3.404      3.071      2.735      2.397      2.061      1.715     Spread
100.53906         82        108         95         72         45         16        -15        -47      Yield
100.54688      3.192      3.729      3.394      3.058      2.719      2.378      2.039      1.690     Spread
100.54688         81        107         94         71         43         14        -17        -49      Yield
100.55469      3.181      3.722      3.385      3.045      2.703      2.360      2.017      1.665     Spread
100.55469         80        106         93         70         42         12        -19        -52      Yield
100.56250      3.169      3.715      3.375      3.032      2.687      2.341      1.995      1.639     Spread
100.56250         79        106         92         68         40         10        -21        -54      Yield
100.57031      3.158      3.709      3.365      3.020      2.671      2.322      1.973      1.614     Spread
100.57031                    77        105         91         67         38          8        -24        -57


WAL                          0.69          1.24          0.83          0.63          0.50          0.42          0.36          0.31
Mod Durn                    0.673         1.179         0.803         0.608         0.489         0.408         0.351         0.306
Principal Window     Nov04 - Feb06 Nov04 - Apr07 Nov04 - Jun06 Nov04 - Jan06 Nov04 - Oct05 Nov04 - Jul05 Nov04 - Jun05 Nov04 - May05
Prepay                     18 CPB        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)


---------------------
   CMT_1YR    2.2000

EDSF
0.25YR          2.15
0.5YR          2.279
0.75YR         2.412
1YR            2.539
1.25YR         2.663
1.5YR          2.777
2YR            2.945
3YR            3.289
---------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W A1C

Balance             $50,000,000.00    Delay              24
Coupon              4.184             Dated              10/1/2004
Settle              10/18/2004        First Payment      11/25/2004


    Price      5 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB
    99-12      4.311      4.323      4.336      4.350      4.367      4.386      4.407      4.430      Yield
    99-12         76         89        102        113        126        138        149        162     Spread
    99-14      4.295      4.304      4.315      4.327      4.341      4.356      4.373      4.393      Yield
    99-14         74         87         99        111        124        135        146        158     Spread
    99-16      4.278      4.286      4.294      4.303      4.314      4.326      4.339      4.355      Yield
    99-16         73         85         97        109        121        132        143        154     Spread
    99-18      4.262      4.267      4.273      4.280      4.288      4.296      4.306      4.317      Yield
    99-18         71         83         95        106        118        129        139        151     Spread
    99-20      4.246      4.249      4.253      4.257      4.261      4.266      4.272      4.279      Yield
    99-20         69         81         93        104        116        126        136        147     Spread
    99-22      4.229      4.231      4.232      4.233      4.235      4.237      4.239      4.241      Yield
    99-22         68         79         91        102        113        123        132        143     Spread
    99-24      4.213      4.212      4.211      4.210      4.209      4.207      4.205      4.203      Yield
    99-24         66         78         89         99        110        120        129        139     Spread
    99-26      4.197      4.194      4.190      4.187      4.182      4.177      4.172      4.166      Yield
    99-26         64         76         87         97        108        117        126        136     Spread
    99-28      4.181      4.176      4.170      4.163      4.156      4.148      4.138      4.128      Yield
    99-28         63         74         85         95        105        114        122        132     Spread
    99-30      4.164      4.157      4.149      4.140      4.130      4.118      4.105      4.090      Yield
    99-30         61         72         83         92        103        112        119        128     Spread
--------------------------------------------------------------------------------------------------------------
   100-00      4.148      4.139      4.128      4.117      4.103      4.088      4.072      4.053      Yield
   100-00         60         70         81         90        100        109        116        124     Spread
--------------------------------------------------------------------------------------------------------------
   100-02      4.132      4.121      4.108      4.093      4.077      4.059      4.038      4.015      Yield
   100-02         58         68         79         88         97        106        112        121     Spread
   100-04      4.116      4.102      4.087      4.070      4.051      4.029      4.005      3.978      Yield
   100-04         56         67         77         85         95        103        109        117     Spread
   100-06      4.100      4.084      4.067      4.047      4.025      4.000      3.972      3.940      Yield
   100-06         55         65         75         83         92        100        106        113     Spread
   100-08      4.084      4.066      4.046      4.024      3.999      3.970      3.939      3.903      Yield
   100-08         53         63         73         81         90         97        102        109     Spread
   100-10      4.067      4.048      4.026      4.001      3.973      3.941      3.906      3.866      Yield
   100-10         52         61         70         78         87         94         99        106     Spread
   100-12      4.051      4.030      4.005      3.978      3.947      3.912      3.872      3.828      Yield
   100-12         50         59         68         76         84         91         96        102     Spread
   100-14      4.035      4.011      3.984      3.954      3.921      3.882      3.839      3.791      Yield
   100-14         48         58         66         74         82         88         93         98     Spread
   100-16      4.019      3.993      3.964      3.931      3.895      3.853      3.806      3.754      Yield
   100-16         47         56         64         71         79         85         89         94     Spread
   100-18      4.003      3.975      3.944      3.908      3.869      3.824      3.773      3.717      Yield
   100-18         45         54         62         69         77         82         86         91     Spread
   100-20      3.987      3.957      3.923      3.885      3.843      3.794      3.740      3.680      Yield
   100-20         43         52         60         67         74         79         83         87     Spread


WAL                          4.31          3.81          3.35          2.96          2.61          2.30          2.03          1.79
Mod Durn                     3.85          3.41          3.02          2.68          2.38          2.11          1.87          1.66
Principal Window     Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09 Nov04 - Sep09
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)

--------------------
   CMT_1YR   2.2000

SWAPS
1YR            2.45
2YR          2.9037
3YR          3.2305
4YR          3.4854
5YR          3.6986
6YR           3.889
7YR          4.0526
8YR          4.1908
9YR          4.3107
10YR         4.4173
--------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W p- Price/Yield - A2

Balance               $144,816,000.00   Delay                24
Coupon                4.6769            Dated                10/1/2004
Settle                10/18/2004        First Payment        11/25/2004


    Price      5 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB
  100-01+      4.558      4.413      4.268      4.122      3.974      3.826      3.678      3.526      Yield
  100-01+        152        184        189        186        178        169        158        146     Spread
  100-03+      4.529      4.360      4.190      4.019      3.846      3.673      3.499      3.321      Yield
  100-03+        149        179        181        175        165        153        140        125     Spread
  100-05+      4.501      4.307      4.112      3.916      3.718      3.519      3.320      3.116      Yield
  100-05+        146        173        174        165        152        138        122        105     Spread
  100-07+      4.472      4.254      4.034      3.813      3.590      3.366      3.142      2.912      Yield
  100-07+        144        168        166        155        139        123        104         84     Spread
  100-09+      4.444      4.201      3.956      3.710      3.462      3.212      2.964      2.708      Yield
  100-09+        141        163        158        144        126        107         86         64     Spread
  100-11+      4.416      4.148      3.879      3.608      3.334      3.060      2.786      2.504      Yield
  100-11+        138        158        150        134        114         92         69         44     Spread
  100-13+      4.388      4.095      3.801      3.505      3.206      2.907      2.608      2.301      Yield
  100-13+        135        152        142        124        101         77         51         23     Spread
  100-15+      4.359      4.042      3.723      3.403      3.079      2.755      2.431      2.098      Yield
  100-15+        132        147        135        114         88         61         33          3     Spread
  100-17+      4.331      3.989      3.646      3.300      2.952      2.602      2.254      1.895      Yield
  100-17+        129        142        127        103         75         46         15        -17     Spread
  100-19+      4.303      3.937      3.569      3.198      2.825      2.450      2.077      1.693      Yield
  100-19+        127        136        119         93         63         31         -2        -37     Spread
--------------------------------------------------------------------------------------------------------------
  100-21+      4.275      3.884      3.491      3.096      2.698      2.299      1.900      1.491      Yield
  100-21+        124        131        111         83         50         16        -20        -58     Spread
--------------------------------------------------------------------------------------------------------------
  100-23+      4.247      3.831      3.414      2.995      2.571      2.147      1.724      1.289      Yield
  100-23+        121        126        104         73         37          1        -37        -78     Spread
  100-25+      4.219      3.779      3.337      2.893      2.445      1.996      1.548      1.088      Yield
  100-25+        118        121         96         63         25        -14        -55        -98     Spread
  100-27+      4.191      3.726      3.260      2.791      2.319      1.845      1.372      0.887      Yield
  100-27+        115        115         88         52         12        -30        -73       -118     Spread
  100-29+      4.163      3.674      3.183      2.690      2.193      1.694      1.197      0.687      Yield
  100-29+        113        110         81         42         -1        -45        -90       -138     Spread
  100-31+      4.135      3.622      3.106      2.589      2.067      1.544      1.022      0.487      Yield
  100-31+        110        105         73         32        -13        -60       -108       -158     Spread
  101-01+      4.107      3.569      3.030      2.487      1.941      1.393      0.847      0.287      Yield
  101-01+        107        100         65         22        -26        -75       -125       -178     Spread
  101-03+      4.079      3.517      2.953      2.386      1.815      1.243      0.673      0.087      Yield
  101-03+        104         94         58         12        -38        -90       -143       -198     Spread
  101-05+      4.051      3.465      2.877      2.286      1.690      1.093      0.499     -0.112      Yield
  101-05+        101         89         50          2        -51       -105       -160       -218     Spread
  101-07+      4.023      3.413      2.800      2.185      1.565      0.944      0.325     -0.310      Yield
  101-07+         99         84         42         -8        -63       -120       -177       -238     Spread
  101-09+      3.995      3.361      2.724      2.084      1.440      0.794      0.151     -0.509      Yield
  101-09+         96         79         35        -18        -76       -135       -195       -258     Spread


WAL                          2.41          1.24          0.83          0.63          0.50          0.42          0.36          0.31
Mod Durn                     2.20          1.18          0.80          0.61          0.49          0.41          0.35          0.31
Principal Window     Nov04 - Aug09 Nov04 - Apr07 Nov04 - Jun06 Nov04 - Jan06 Nov04 - Oct05 Nov04 - Jul05 Nov04 - Jun05 Nov04 - May05
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)


---------------------
   CMT_1YR   2.2000

EDSF
0.25YR        2.025
0.5YR         2.198
0.75YR        2.335
1YR           2.462
1.25YR        2.578
1.5YR           2.7
1.75YR        2.813
2YR          2.9037
3YR          3.2305
4YR          3.4854
--------------------




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A2

Balance              $144,816,000.00       Delay               24
Coupon               3.952                 Dated               10/1/2004
Settle               10/18/2004            First Payment       11/25/2004

    Price      5 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB
    99-24      3.979      3.973      3.968      3.963      3.957      3.952      3.946      3.941      Yield
    99-24         94        140        159        170        176        181        185        187     Spread
    99-26      3.951      3.920      3.890      3.859      3.828      3.797      3.766      3.734      Yield
    99-26         91        135        151        159        163        166        167        167     Spread
    99-28      3.922      3.867      3.812      3.756      3.700      3.643      3.587      3.529      Yield
    99-28         89        129        144        149        150        150        149        146     Spread
    99-30      3.894      3.814      3.734      3.653      3.571      3.489      3.407      3.323      Yield
    99-30         86        124        136        139        137        135        131        126     Spread
   100-00      3.866      3.762      3.656      3.550      3.443      3.336      3.228      3.118      Yield
   100-00         83        119        128        128        125        120        113        105     Spread
   100-02      3.838      3.709      3.579      3.448      3.315      3.182      3.050      2.913      Yield
   100-02         80        114        120        118        112        104         95         85     Spread
   100-04      3.810      3.656      3.501      3.345      3.187      3.029      2.871      2.709      Yield
   100-04         77        108        112        108         99         89         77         64     Spread
   100-06      3.782      3.603      3.424      3.243      3.060      2.876      2.693      2.505      Yield
   100-06         75        103        105         98         86         74         59         44     Spread
   100-08      3.754      3.551      3.346      3.140      2.932      2.724      2.515      2.301      Yield
   100-08         72         98         97         87         73         58         42         23     Spread
   100-10      3.726      3.498      3.269      3.038      2.805      2.571      2.338      2.098      Yield
   100-10         69         93         89         77         61         43         24          3     Spread
--------------------------------------------------------------------------------------------------------------
   100-12      3.698      3.446      3.192      2.936      2.678      2.419      2.160      1.895      Yield
   100-12         66         87         81         67         48         28          6        -17     Spread
--------------------------------------------------------------------------------------------------------------
   100-14      3.671      3.393      3.114      2.834      2.551      2.267      1.983      1.692      Yield
   100-14         63         82         74         57         35         13        -12        -37     Spread
   100-16      3.643      3.341      3.037      2.732      2.424      2.115      1.807      1.490      Yield
   100-16         61         77         66         47         23         -2        -29        -58     Spread
   100-18      3.615      3.289      2.960      2.631      2.298      1.964      1.630      1.288      Yield
   100-18         58         72         58         36         10        -18        -47        -78     Spread
   100-20      3.587      3.236      2.884      2.529      2.171      1.812      1.454      1.086      Yield
   100-20         55         66         51         26         -3        -33        -64        -98     Spread
   100-22      3.559      3.184      2.807      2.428      2.045      1.661      1.279      0.885      Yield
   100-22         52         61         43         16        -15        -48        -82       -118     Spread
   100-24      3.532      3.132      2.730      2.326      1.919      1.510      1.103      0.684      Yield
   100-24         50         56         35          6        -28        -63       -100       -138     Spread
   100-26      3.504      3.080      2.654      2.225      1.793      1.360      0.928      0.484      Yield
   100-26         47         51         28         -4        -41        -78       -117       -158     Spread
   100-28      3.476      3.028      2.577      2.124      1.667      1.210      0.753      0.284      Yield
   100-28         44         46         20        -14        -53        -93       -135       -178     Spread
   100-30      3.449      2.976      2.501      2.023      1.542      1.059      0.578      0.084      Yield
   100-30         41         40         12        -24        -66       -108       -152       -198     Spread
   101-00      3.421      2.924      2.424      1.923      1.416      0.909      0.404     -0.115      Yield
   101-00         38         35          5        -34        -78       -123       -169       -218     Spread


WAL                          2.41          1.24          0.83          0.63          0.50          0.42          0.36          0.31
Mod Durn                     2.23          1.18          0.81          0.61          0.49          0.41          0.35          0.31
Principal Window     Nov04 - Aug09 Nov04 - Apr07 Nov04 - Jun06 Nov04 - Jan06 Nov04 - Oct05 Nov04 - Jul05 Nov04 - Jun05 Nov04 - May05
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)

---------------------
   CMT_1YR    2.2000

EDSF
0.25YR         2.025
0.5YR          2.198
0.75YR         2.335
1YR            2.462
1.25YR         2.578
1.5YR            2.7
1.75YR         2.813
2YR           2.9037
3YR           3.2305
4YR           3.4854
---------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A2

Balance                  $144,816,000.00    Delay               24
Coupon                   3.043              Dated               10/1/2004
Settle                   10/18/2004         First Payment       11/25/2004

    Price      5 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB
    99-12      3.250      3.418      3.588      3.758      3.931      4.105      4.279      4.458      Yield
    99-12         21         85        121        149        173        196        218        239     Spread
    99-14      3.222      3.365      3.510      3.655      3.802      3.950      4.098      4.250      Yield
    99-14         19         79        113        139        160        181        200        218     Spread
    99-16      3.194      3.312      3.432      3.552      3.673      3.795      3.917      4.043      Yield
    99-16         16         74        105        128        148        166        182        198     Spread
    99-18      3.166      3.260      3.354      3.449      3.544      3.641      3.737      3.836      Yield
    99-18         13         69         98        118        135        150        164        177     Spread
    99-20      3.139      3.207      3.276      3.346      3.416      3.486      3.557      3.629      Yield
    99-20         10         63         90        108        122        135        146        156     Spread
    99-22      3.111      3.155      3.198      3.243      3.287      3.332      3.377      3.423      Yield
    99-22          7         58         82         98        109        119        128        136     Spread
    99-24      3.083      3.102      3.121      3.140      3.159      3.178      3.198      3.218      Yield
    99-24          5         53         74         87         96        104        110        115     Spread
    99-26      3.056      3.050      3.043      3.037      3.031      3.025      3.019      3.012      Yield
    99-26          2         48         67         77         83         88         92         95     Spread
    99-28      3.028      2.997      2.966      2.935      2.903      2.872      2.840      2.807      Yield
    99-28         -1         42         59         67         71         73         74         74     Spread
    99-30      3.000      2.945      2.889      2.832      2.776      2.718      2.661      2.603      Yield
    99-30         -4         37         51         57         58         58         56         54     Spread
--------------------------------------------------------------------------------------------------------------
   100-00      2.973      2.892      2.812      2.730      2.648      2.566      2.483      2.398      Yield
   100-00         -6         32         43         46         45         43         38         33     Spread
--------------------------------------------------------------------------------------------------------------
   100-02      2.945      2.840      2.735      2.628      2.521      2.413      2.305      2.194      Yield
   100-02         -9         27         36         36         32         27         21         13     Spread
   100-04      2.918      2.788      2.658      2.526      2.394      2.261      2.128      1.991      Yield
   100-04        -12         22         28         26         20         12          3         -8     Spread
   100-06      2.890      2.736      2.581      2.424      2.267      2.108      1.950      1.788      Yield
   100-06        -15         16         20         16          7         -3        -15        -28     Spread
   100-08      2.863      2.684      2.504      2.323      2.140      1.956      1.773      1.585      Yield
   100-08        -17         11         13          6         -6        -18        -33        -48     Spread
   100-10      2.835      2.632      2.427      2.221      2.013      1.805      1.596      1.382      Yield
   100-10        -20          6          5         -5        -18        -34        -50        -68     Spread
   100-12      2.808      2.580      2.351      2.120      1.887      1.653      1.420      1.180      Yield
   100-12        -23          1         -3        -15        -31        -49        -68        -89     Spread
   100-14      2.780      2.528      2.274      2.019      1.761      1.502      1.244      0.978      Yield
   100-14        -26         -4        -10        -25        -44        -64        -85       -109     Spread
   100-16      2.753      2.476      2.198      1.917      1.635      1.351      1.068      0.777      Yield
   100-16        -28        -10        -18        -35        -56        -79       -103       -129     Spread
   100-18      2.726      2.424      2.121      1.816      1.509      1.200      0.892      0.576      Yield
   100-18        -31        -15        -26        -45        -69        -94       -121       -149     Spread
   100-20      2.698      2.373      2.045      1.716      1.383      1.050      0.717      0.375      Yield
   100-20        -34        -20        -33        -55        -81       -109       -138       -169     Spread



WAL                          2.41          1.24          0.83          0.63          0.50          0.42          0.36          0.31
Mod Durn                     2.26          1.19          0.81          0.61          0.49          0.41          0.35          0.31
Principal Window     Nov04 - Aug09 Nov04 - Apr07 Nov04 - Jun06 Nov04 - Jan06 Nov04 - Oct05 Nov04 - Jul05 Nov04 - Jun05 Nov04 - May05
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)

---------------------
   CMT_1YR    2.2000

EDSF
0.25YR         2.025
0.5YR          2.198
0.75YR         2.335
1YR            2.462
1.25YR         2.578
1.5YR            2.7
1.75YR         2.813
2YR           2.9037
3YR           3.2305
4YR           3.4854
---------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A2B

Balance              $54,145,000.00       Delay               24
Coupon               4.284                Dated               10/1/2004
Settle               10/18/2004           First Payment       11/25/2004

    Price      5 CPB     10 CPB     15 CPB     20 CPB     25 CPB     30 CPB     35 CPB     40 CPB
   100-11      4.038      3.789      3.538      3.286      3.031      2.775      2.520      2.258      Yield
   100-11         89        114        111         98         80         59         38         14     Spread
  100-11+      4.031      3.776      3.519      3.260      2.999      2.737      2.476      2.207      Yield
  100-11+         88        113        109         95         77         56         33          9     Spread
   100-12      4.024      3.763      3.499      3.234      2.967      2.699      2.431      2.156      Yield
   100-12         88        112        107         93         73         52         29          4     Spread
  100-12+      4.017      3.749      3.480      3.209      2.935      2.661      2.387      2.105      Yield
  100-12+         87        110        105         90         70         48         24         -1     Spread
   100-13      4.010      3.736      3.461      3.183      2.904      2.623      2.343      2.055      Yield
   100-13         86        109        103         88         67         44         20         -6     Spread
  100-13+      4.003      3.723      3.441      3.158      2.872      2.585      2.298      2.004      Yield
  100-13+         85        108        101         85         64         40         15        -11     Spread
   100-14      3.996      3.710      3.422      3.132      2.840      2.547      2.254      1.953      Yield
   100-14         85        106        100         83         61         37         11        -16     Spread
  100-14+      3.989      3.697      3.403      3.107      2.808      2.509      2.210      1.903      Yield
  100-14+         84        105         98         80         58         33          7        -21     Spread
   100-15      3.982      3.684      3.383      3.081      2.776      2.471      2.166      1.852      Yield
   100-15         83        104         96         77         54         29          2        -26     Spread
  100-15+      3.975      3.670      3.364      3.056      2.745      2.433      2.121      1.801      Yield
  100-15+         83        102         94         75         51         25         -2        -32     Spread
--------------------------------------------------------------------------------------------------------------
   100-16      3.968      3.657      3.345      3.030      2.713      2.395      2.077      1.751      Yield
   100-16         82        101         92         72         48         21         -7        -37     Spread
--------------------------------------------------------------------------------------------------------------
  100-16+      3.961      3.644      3.325      3.005      2.681      2.357      2.033      1.700      Yield
  100-16+         81        100         90         70         45         18        -11        -42     Spread
   100-17      3.954      3.631      3.306      2.979      2.649      2.319      1.989      1.649      Yield
   100-17         81         99         88         67         42         14        -16        -47     Spread
  100-17+      3.947      3.618      3.287      2.954      2.618      2.281      1.945      1.599      Yield
  100-17+         80         97         86         65         38         10        -20        -52     Spread
   100-18      3.940      3.605      3.268      2.928      2.586      2.243      1.900      1.548      Yield
   100-18         79         96         84         62         35          6        -24        -57     Spread
  100-18+      3.933      3.592      3.248      2.903      2.554      2.205      1.856      1.498      Yield
  100-18+         78         95         82         60         32          2        -29        -62     Spread
   100-19      3.926      3.579      3.229      2.877      2.523      2.167      1.812      1.447      Yield
   100-19         78         93         80         57         29         -1        -33        -67     Spread
  100-19+      3.919      3.565      3.210      2.852      2.491      2.129      1.768      1.397      Yield
  100-19+         77         92         78         54         26         -5        -38        -72     Spread
   100-20      3.912      3.552      3.190      2.827      2.459      2.091      1.724      1.347      Yield
   100-20         76         91         76         52         23         -9        -42        -77     Spread
  100-20+      3.905      3.539      3.171      2.801      2.428      2.053      1.680      1.296      Yield
  100-20+         76         89         74         49         19        -13        -46        -82     Spread
   100-21      3.898      3.526      3.152      2.776      2.396      2.016      1.636      1.246      Yield
   100-21         75         88         73         47         16        -17        -51        -87     Spread

WAL                          2.41          1.24          0.83          0.63          0.50          0.42          0.36          0.31
Mod Durn                     2.22          1.18          0.80          0.61          0.49          0.41          0.35          0.31
Principal Window     Nov04 - Aug09 Nov04 - Apr07 Nov04 - Jun06 Nov04 - Jan06 Nov04 - Oct05 Nov04 - Jul05 Nov04 - Jun05 Nov04 - May05
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)


   CMT_1YR    2.2000

EDSF
0.25YR         2.079
0.5YR          2.233
0.75YR         2.381
1YR             2.52
1.25YR         2.652
1.5YR          2.777
1.75YR         2.896
2YR            3.006
3YR            3.359
4YR            3.636
---------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A1

Balance           $436,500,000.00        Delay               24
Coupon            4.6769                 Dated               10/1/2004
Settle            10/18/2004             First Payment       11/25/2004


    Price     10 CPB     15 CPB     20 CPB     25 CPB     35 CPB     50 CPB     65 CPB
   100-08      4.557      4.536      4.513      4.486      4.422      4.294      4.111      Yield
   100-08        112        122        130        138        151        166        168     Spread
   100-10      4.539      4.515      4.489      4.460      4.389      4.246      4.043      Yield
   100-10        110        119        127        136        147        162        161     Spread
   100-12      4.521      4.495      4.466      4.433      4.355      4.198      3.975      Yield
   100-12        108        117        125        133        144        157        155     Spread
   100-14      4.502      4.474      4.442      4.407      4.322      4.151      3.908      Yield
   100-14        107        115        123        130        141        152        148     Spread
   100-16      4.484      4.453      4.419      4.381      4.289      4.103      3.840      Yield
   100-16        105        113        120        128        137        147        141     Spread
   100-18      4.465      4.433      4.396      4.354      4.255      4.056      3.772      Yield
   100-18        103        111        118        125        134        143        134     Spread
   100-20      4.447      4.412      4.372      4.328      4.222      4.009      3.705      Yield
   100-20        101        109        116        122        131        138        127     Spread
   100-22      4.429      4.391      4.349      4.302      4.189      3.961      3.638      Yield
   100-22         99        107        113        120        127        133        121     Spread
   100-24      4.410      4.371      4.326      4.276      4.156      3.914      3.570      Yield
   100-24         97        105        111        117        124        128        114     Spread
   100-26      4.392      4.350      4.303      4.250      4.123      3.867      3.503      Yield
   100-26         96        103        109        115        121        124        107     Spread
----------------------------------------------------------------------------------------------------
   100-28      4.374      4.329      4.280      4.224      4.089      3.820      3.436      Yield
   100-28         94        101        106        112        118        119        101     Spread
----------------------------------------------------------------------------------------------------
   100-30      4.356      4.309      4.256      4.197      4.056      3.773      3.369      Yield
   100-30         92         99        104        109        114        114         94     Spread
   101-00      4.337      4.288      4.233      4.171      4.023      3.726      3.302      Yield
   101-00         90         97        102        107        111        109         87     Spread
   101-02      4.319      4.268      4.210      4.145      3.990      3.679      3.236      Yield
   101-02         88         95         99        104        108        105         81     Spread
   101-04      4.301      4.247      4.187      4.119      3.957      3.632      3.169      Yield
   101-04         87         93         97        102        104        100         74     Spread
   101-06      4.283      4.226      4.164      4.093      3.924      3.585      3.102      Yield
   101-06         85         91         95         99        101         95         67     Spread
   101-08      4.264      4.206      4.141      4.067      3.892      3.538      3.036      Yield
   101-08         83         89         92         96         98         91         61     Spread
   101-10      4.246      4.185      4.118      4.041      3.859      3.492      2.970      Yield
   101-10         81         86         90         94         94         86         54     Spread
   101-12      4.228      4.165      4.095      4.016      3.826      3.445      2.903      Yield
   101-12         79         84         88         91         91         81         47     Spread
   101-14      4.210      4.145      4.072      3.990      3.793      3.398      2.837      Yield
   101-14         77         82         85         89         88         77         41     Spread
   101-16      4.192      4.124      4.049      3.964      3.761      3.352      2.771      Yield
   101-16         76         80         83         86         85         72         34     Spread


                WAL           3.81           3.35           2.96           2.61           2.03           1.40           0.97
           Mod Durn           3.38           3.00           2.67           2.37           1.87           1.31           0.92
   Principal Window  Nov04 - Sep09  Nov04 - Sep09  Nov04 - Sep09  Nov04 - Sep09  Nov04 - Sep09  Nov04 - Sep09  Nov04 - Sep09
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)


---------------------
   CMT_1YR    2.2000

SWAPS
1YR             2.45
2YR           2.9037
3YR           3.2305
4YR           3.4854
5YR           3.6986
6YR            3.889
7YR           4.0526
8YR           4.1908
9YR           4.3107
10YR          4.4173
---------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A2

Balance             $105,354,000.00   Delay              24
Coupon              4.6769            Dated              10/1/2004
Settle              10/18/2004        First Payment      11/25/2004

    Price     10 CPB     15 CPB     20 CPB     25 CPB     35 CPB     50 CPB     65 CPB
  100-01+      4.413      4.268      4.122      3.974      3.678      3.219      2.707      Yield
  100-01+        184        189        186        178        158        119         68     Spread
  100-03+      4.360      4.190      4.019      3.846      3.499      2.962      2.362      Yield
  100-03+        179        181        175        165        140         94         34     Spread
  100-05+      4.307      4.112      3.916      3.718      3.320      2.705      2.018      Yield
  100-05+        173        174        165        152        122         68         -1     Spread
  100-07+      4.254      4.034      3.813      3.590      3.142      2.448      1.674      Yield
  100-07+        168        166        155        139        104         42        -35     Spread
  100-09+      4.201      3.956      3.710      3.462      2.964      2.192      1.332      Yield
  100-09+        163        158        144        126         86         17        -69     Spread
  100-11+      4.148      3.879      3.608      3.334      2.786      1.937      0.990      Yield
  100-11+        158        150        134        114         69         -9       -103     Spread
  100-13+      4.095      3.801      3.505      3.206      2.608      1.682      0.649      Yield
  100-13+        152        142        124        101         51        -34       -138     Spread
  100-15+      4.042      3.723      3.403      3.079      2.431      1.428      0.310      Yield
  100-15+        147        135        114         88         33        -60       -172     Spread
  100-17+      3.989      3.646      3.300      2.952      2.253      1.174     -0.030      Yield
  100-17+        142        127        103         75         15        -85       -205     Spread
  100-19+      3.937      3.569      3.198      2.825      2.077      0.920     -0.368      Yield
  100-19+        136        119         93         63         -2       -110       -239     Spread
----------------------------------------------------------------------------------------------------
  100-21+      3.884      3.491      3.096      2.698      1.900      0.667     -0.706      Yield
  100-21+        131        111         83         50        -20       -136       -273     Spread
----------------------------------------------------------------------------------------------------
  100-23+      3.831      3.414      2.995      2.571      1.724      0.415     -1.042      Yield
  100-23+        126        104         73         37        -37       -161       -307     Spread
  100-25+      3.779      3.337      2.893      2.445      1.548      0.163     -1.378      Yield
  100-25+        121         96         63         25        -55       -186       -340     Spread
  100-27+      3.726      3.260      2.791      2.319      1.372     -0.088     -1.713      Yield
  100-27+        115         88         52         12        -73       -211       -374     Spread
  100-29+      3.674      3.183      2.690      2.192      1.197     -0.339     -2.048      Yield
  100-29+        110         81         42         -1        -90       -236       -407     Spread
  100-31+      3.622      3.106      2.589      2.067      1.022     -0.590     -2.381      Yield
  100-31+        105         73         32        -13       -108       -261       -441     Spread
  101-01+      3.569      3.030      2.487      1.941      0.847     -0.840     -2.714      Yield
  101-01+        100         65         22        -26       -125       -286       -474     Spread
  101-03+      3.517      2.953      2.386      1.815      0.673     -1.089     -3.046      Yield
  101-03+         94         58         12        -38       -143       -311       -507     Spread
  101-05+      3.465      2.877      2.286      1.690      0.499     -1.338     -3.377      Yield
  101-05+         89         50          2        -51       -160       -336       -540     Spread
  101-07+      3.413      2.800      2.185      1.565      0.325     -1.586     -3.707      Yield
  101-07+         84         42         -8        -63       -177       -361       -573     Spread
  101-09+      3.361      2.724      2.084      1.440      0.151     -1.834     -4.037      Yield
  101-09+         79         35        -18        -76       -195       -386       -606     Spread

                WAL           1.24           0.83           0.63           0.50           0.36           0.25           0.18
           Mod Durn           1.18           0.80           0.61           0.49           0.35           0.25           0.18
   Principal Window  Nov04 - Apr07  Nov04 - Jun06  Nov04 - Jan06  Nov04 - Oct05  Nov04 - Jun05  Nov04 - Mar05  Nov04 - Feb05
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)


---------------------
   CMT_1YR    2.2000

EDSF
0.25YR         2.025
0.5YR          2.198
0.75YR         2.335
1YR            2.462
1.25YR         2.578
1.5YR            2.7
1.75YR         2.813
2YR           2.9037
3YR           3.2305
4YR           3.4854
---------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 04W - Price/Yield - A3

Balance           $51,231,000.00     Delay             24
Coupon            4.6769             Dated             10/1/2004
Settle            10/18/2004         First Payment     11/25/2004

    Price     10 CPB     15 CPB     20 CPB     25 CPB     35 CPB     50 CPB     65 CPB
   100-18      4.429      4.290      4.145      3.995      3.671      3.119      2.451      Yield
   100-18        114        134        141        142        128         89         33     Spread
   100-20      4.408      4.259      4.104      3.943      3.596      3.004      2.290      Yield
   100-20        112        131        136        137        121         78         17     Spread
   100-22      4.387      4.228      4.063      3.891      3.521      2.890      2.128      Yield
   100-22        109        128        132        131        113         66          1     Spread
   100-24      4.366      4.197      4.022      3.840      3.446      2.776      1.967      Yield
   100-24        107        125        128        126        106         55        -16     Spread
   100-26      4.345      4.166      3.981      3.788      3.371      2.663      1.807      Yield
   100-26        105        121        124        121         98         43        -32     Spread
   100-28      4.324      4.135      3.940      3.736      3.296      2.549      1.646      Yield
   100-28        103        118        120        116         91         32        -48     Spread
   100-30      4.303      4.104      3.898      3.684      3.222      2.435      1.486      Yield
   100-30        101        115        116        111         83         21        -64     Spread
   101-00      4.282      4.074      3.857      3.633      3.147      2.322      1.325      Yield
   101-00         99        112        112        105         76          9        -80     Spread
   101-02      4.261      4.043      3.816      3.581      3.073      2.209      1.166      Yield
   101-02         97        109        108        100         68         -2        -96     Spread
   101-04      4.240      4.012      3.775      3.530      2.998      2.095      1.006      Yield
   101-04         95        106        104         95         61        -13       -112     Spread
----------------------------------------------------------------------------------------------------
   101-06      4.220      3.981      3.735      3.478      2.924      1.982      0.846      Yield
   101-06         93        103         99         90         54        -25       -128     Spread
----------------------------------------------------------------------------------------------------
   101-08      4.199      3.951      3.694      3.427      2.850      1.869      0.687      Yield
   101-08         91        100         95         85         46        -36       -144     Spread
   101-10      4.178      3.920      3.653      3.375      2.775      1.757      0.528      Yield
   101-10         89         97         91         80         39        -47       -159     Spread
   101-12      4.157      3.889      3.612      3.324      2.701      1.644      0.369      Yield
   101-12         86         94         87         75         31        -58       -175     Spread
   101-14      4.136      3.859      3.571      3.272      2.627      1.532      0.211      Yield
   101-14         84         91         83         69         24        -70       -191     Spread
   101-16      4.116      3.828      3.530      3.221      2.553      1.419      0.052      Yield
   101-16         82         88         79         64         16        -81       -207     Spread
   101-18      4.095      3.798      3.490      3.170      2.479      1.307     -0.106      Yield
   101-18         80         85         75         59          9        -92       -223     Spread
   101-20      4.074      3.767      3.449      3.119      2.405      1.195     -0.264      Yield
   101-20         78         82         71         54          2       -103       -239     Spread
   101-22      4.053      3.737      3.408      3.067      2.332      1.083     -0.421      Yield
   101-22         76         79         67         49         -6       -115       -254     Spread
   101-24      4.033      3.706      3.368      3.016      2.258      0.971     -0.579      Yield
   101-24         74         75         63         44        -13       -126       -270     Spread
   101-26      4.012      3.676      3.327      2.965      2.184      0.859     -0.736      Yield
   101-26         72         72         59         39        -20       -137       -286     Spread

                WAL           3.24           2.15           1.59           1.25           0.86           0.56           0.39
           Mod Durn           2.96           2.01           1.51           1.20           0.83           0.55           0.39
   Principal Window  Apr07 - Oct08  Jun06 - Jun07  Jan06 - Sep06  Oct05 - Apr06  Jun05 - Oct05  Mar05 - Jun05  Feb05 - Mar05
Optional Redemption       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)       Call (N)

---------------------
   CMT_1YR    2.2000

EDSF
0.25YR         2.025
0.5YR          2.198
0.75YR         2.335
1YR            2.462
1.25YR         2.578
1.5YR            2.7
1.75YR         2.813
2YR           2.9037
3YR           3.2305
4YR           3.4854
---------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.